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                                                                   EXHIBIT 10.13


                           LOAN AND SECURITY AGREEMENT
                                     Between
                                  SYBASE, INC.,
                                       and
                              MITCHELL E. KERTZMAN


      This LOAN AND SECURITY AGREEMENT dated as of January 7, 1998 is made by and between: Sybase, Inc., a Delaware corporation ("Sybase") and Mitchell E. Kertzman ("Kertzman").

                                    RECITALS

      WHEREAS, Kertzman desires to borrow initially $333,000 from Sybase and Sybase is willing to make a secured loan of $350,000 to Kertzman on the terms and conditions contained herein (the "Loan");

      NOW THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

                                    ARTICLE I
                      AGREEMENT TO LOAN AND PROMISSORY NOTE

      1.1 Sale and Issuance of Promissory Note. Subject to the terms and conditions of this Agreement, Kertzman shall issue and sell to Sybase, and Sybase shall purchase from Kertzman, at the Closing, as defined below, a promissory note in the form attached hereto as Exhibit A in the in the principal amount of $333,000 (the "Note") for a purchase price equal to the principal amount set forth on the Note.

      1.2 Closing. The purchase and sale of the Note shall occur at the offices of Sybase, 6475 Christie Avenue, Emeryville, California, on the date hereof (the "Closing"). At the Closing, Kertzman shall deliver to Sybase an originally executed Note in the principal amount of $333,000 against payment of the purchase price therefor by wire transfer to Kertzman's margin account maintained at Goldman Sachs on or before the Closing.

Subsequent Loans. In the event the parties desire that additional loans in the future be extended under and be subject to this Agreement, the parties agree that the execution by Kertzman of one or more promissory notes in substantially the form attached hereto and the payment therefor by Sybase (whether directly to Kertzman or in the manner described in Section 1.2). Each such promissory note shall be deemed to be a "Note" hereunder.

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF KERTZMAN

      Kertzman represents and warrants to Sybase as follows:

      2.1 Authority. Kertzman has all requisite power and authority to enter into this Agreement and each Note and to consummate the transactions contemplated hereby, the execution and delivery of this Agreement and each Note have duly executed and delivered by Kertzman, and constitute the valid and binding obligation of Kertzman, enforceable against Kertzman in accordance with its respective terms.


      2.2 Encumbrances and Liens. No security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral, is on file or of record in any local or state public office. As of the date hereof, this Agreement grants a valid and continuing first-priority security interest in the Collateral, as herein defined, in favor of Sybase, which when duly perfected as set forth in Section 5.4 will be enforceable against creditors of and purchasers from Kertzman.


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                                   ARTICLE III
                                SECURITY INTEREST

      3.1. Defined Terms. The following terms shall have the following meanings, unless the context otherwise requires:

      "Code" or "Uniform Commercial Code": the Uniform Commercial Code of the State of Montana as the same may from time to time be in effect.

      "Collateral": all of Kertzman's right, title and interest in and to that certain real property located at 72 Ratine Sheridan Road, Red Lodge, Montana and all improvements thereon, and all proceeds and products of all of the foregoing.

      "Event of Default": Any Event of Default specified in a Note.

      "Obligations": All the unpaid principal amount of and accrued interest on the Notes, now existing or hereafter incurred, and all covenants and obligations of Kertzman under this Agreement or the Notes.

      "Proceeds": shall have the meaning assigned to it under the Code.

      3.2. Grant of Security Interest. As security for the prompt and complete payment and performance when due of all the Obligations, Kertzman hereby assigns, pledges, transfers, and grants to Sybase, an undivided security interest in the Collateral and the Proceeds and products of any sale of the Collateral.

      3.3. Appointment as Attorney-in-Fact. Kertzman hereby irrevocably constitutes and appoints Sybase with full power of substitution, as Kertzman's true and lawful attorney-in-fact with full power and authority in its place and stead and in its name, upon the occurrence and during the continuation of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to perfect the security interest created hereunder, including, without limitation, the Uniform Commercial Code financing and continuation statements.

      3.4. Remedies Upon Default. If any Event of Default shall occur and be continuing and not waived, Sybase may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of secured parties under the Code. Without limiting the generality of the foregoing, Kertzman expressly agrees that in any such event Sybase, without demand of performance or other demand, or notice (except for the notice of prior sale described below) to or upon Kertzman, may, subject to the laws of Montana, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any private sales, for cash or credit. Sybase shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in Kertzman. Sybase shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe keeping or otherwise of any or all of the Collateral or in any way relating to the rights of Sybase hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as Sybase may elect, Kertzman remaining liable for any deficiency remaining unpaid after such application, and only after so applying such net proceeds and after the payment by Sybase of any other amount required by any provisions of law, need Sybase account for the surplus, if any, to Kertzman. Sybase shall give no less than twenty (20) days' prior notice of the time and place of any public or private sale. Nothing in the foregoing sentence shall prevent Sybase from bidding for or acquiring Collateral in any sale, lease or other disposition initiated by Kertzman or any secured creditor of Kertzman.

      Security Interest Filings and Records. Within forty-five days of the date of this Agreement at the election of Sybase, Kertzman shall file a valid mortgage and/or deed of trust in a form and substance acceptable to Sybase perfecting the security interest granted above in accordance with the laws of the


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State of Montana. At any time and from time to time, upon the written request of
Sybase, and at the sole expense of Sybase, Kertzman will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Sybase may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code and the laws of the State of Montana. Kertzman also hereby authorizes Sybase to file and record any such financing or continuation statement without the signature of Kertzman to the extent permitted by applicable law. Kertzman will keep and maintain at its own cost and expense complete records of the Collateral satisfactory to Sybase. Kertzman will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby.

                                   ARTICLE IV
                               GENERAL PROVISIONS

      4.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) to the parties at the following address (or at such other address for a party as shall be specified by like notice):

            (a)   if to Sybase, to:
                  Sybase, Inc.
                  6475 Christie Avenue
                  Emeryville, CA 94608
                  Attention:  Treasurer

                  with a copy at the same address to the attention of the General Counsel

            (b)   if to Kertzman, to:
                  Mitchell Kertzman
                  c/o Sybase, Inc.
                  6475 Christie Avenue
                  Emeryville, CA 94608

            4.2 Survival of Representations and Warranties. All representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Note and the Closings and shall in any way be affected by any investigation of the subject matter thereof made by or on behalf of the party to whom such representations and warranties were made.

            4.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

            4.4 Miscellaneous. This Agreement and the documents and instruments and other agreements among the parties hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (b) are not intended to confer upon any other person any rights or remedies hereunder; and (c) shall not be assigned by operation of law or otherwise except with the written consent of the other party. This Agreement may not be modified or amended except by a written agreement signed by the parties hereto. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation."

            4.5 Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California. All parties hereto agree to submit to the


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jurisdiction of the federal and state courts of the California, and further agree that service of documents commencing any suit therein may be made by certified mail to the address specified above.

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by themselves or their duly authorized respective officers, all as of the date first written above.


   /s/ MITCHELL E. KERTZMAN
-------------------------------------
Mitchell E. Kertzman


Consented to:

   /s/ JULIE KERTZMAN
-------------------------------------
Julie Kertzman


SYBASE, INC.


By     /s/ MITCHELL L. GAYNOR
-------------------------------------
Name: Mitchell Gaynor
Title: Vice President, General Counsel
        and Secretary




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                             SECURED PROMISSORY NOTE


Date: January 7, 1998                        Principal Amount:  U.S. $333,000.00

FOR VALUE RECEIVED, receipt of which is hereby acknowledged, Mitchell E. Kertzman (the "Maker"), promises to pay Sybase, Inc., a corporation incorporated in the State of Delaware, (the "Holder"), with its principal offices located at 6475 Christie Ave., Emeryville, CA 94608, the principal sum of $333,000.00, with interest as specified herein.

The principal and accrued interest shall be due and payable on March 30, 1998, except as provided otherwise below. The principal amount of this Note shall bear interest at the rate of 10 percent (10%) per annum.

Should (i) default be made in the payment of principal or interest when due (ii) Maker cease to be an employee or director of Sybase, Inc. or (iii) Maker apply for or consent to the appointment of any receiver, trustee or similar officer for it or for all or any substantial part of its property or institute any bankruptcy, insolvency, or similar proceeding relating to it under the laws of any jurisdiction, or any such proceeding be instituted against Maker and is not dismissed within 60 days (each of which foregoing events is herein referred to as an "Event of Default"), the Holder may, at its election, declare the entire principal and accrued interest balance hereof immediately due and payable.

Should an Event of Default occur and until all amounts owing hereunder are paid in full, the Maker consents and agrees that the Holder will be entitled to deduct from any salary, bonus, commission, severance or other compensation now or hereafter owing to Maker by Holder ("Compensation") amounts to be applied by Maker to the payment of the principal and interest hereunder. Holder may make such deductions from time to time and in such amounts as it determines in its sole discretion.

The Maker agrees that this Note is collectible and enforceable under the laws of the State of California and may be collected and enforced in any court of competent jurisdiction in California.

The Maker hereby waives grace, demand, presentment, demand for presentment, formal notice of nonpayment, notice of protest, and protest of the Note, notice of dishonor or default, notice of intent to accelerate, notice of acceleration, diligence in collecting and bringing of suit, trial by jury, and the right to interpose any defense, set-off, or counterclaim to this Note

No extension of time for payment or a part of any amount owing hereon nor any delay or omission on the part of the Holder hereof in exercising any right hereunder at any time shall operate as a waiver of the right of the Holder to enforce the terms of this Note or under any other document or instrument executed or delivered in connection with this Note.

In the event of any action to collect or enforce this Note, the prevailing party shall be entitled to an award from the losing party of reasonable attorney's fees in addition to the other proper costs of action.

This Note and all covenants, promises and agreements contained herein shall be binding upon the Maker and his heirs, representatives, and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

Notwithstanding any other provisions of this Note or any document or instrument executed or delivered in connection with this Note, interest, fees and the like shall not exceed the maximum rate permitted by applicable law.

This Note, together with the Loan and Security Agreement between Maker and Holder dated January 7, 1998 shall constitute the complete and exclusive agreement of Maker and Holder with respect to the payment of the amounts owing hereunder and supersedes all prior oral or written understandings. No term or provision of this Note may be amended, waived, discharged or terminated except by a written instrument signed by Maker and the Holder.


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This Note shall be governed by, and construed in accordance with, the laws of the state of California, and in the event of a dispute involving this Note, the Maker and the Holder irrevocably agree that venue for such dispute shall lie in any court in the State of California that the Holder has to take legal action to enforce this Note or to remedy a default of this Note and Maker hereby accepts the nonexclusive jurisdiction of any such court and waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action.

Payment shall be made to:    Treasurer
                             Sybase, Inc.
                             6475 Christie Ave.
                             Emeryville, CA 94608

IN WITNESS WHEREOF, the Maker has executed this Note.


   /s/ MITCHELL E. KERTZMAN
-------------------------------------
Mitchell E. Kertzman